Future Minimum Lease Payments Under Non Cancelable Operating Leases (Detail) - Dec. 31, 2017 ¥ in Thousands, $ in Thousands	USD ($)	CNY (¥)
Operating Leases, Future Minimum Payments Due, Fiscal Year Maturity [Abstract]
2018	$ 39,202	¥ 255,059
2019	16,127	104,926
2020	31,286	203,555
2021	11,211	72,939
2022 and thereafter	102,003	663,661
Operating Leases, Future Minimum Payments Due, Total	$ 199,829	¥ 1,300,140